EXHIBIT 99.1
2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008 Forward Looking Statements
In this presentation and in related comments by General Motors’ management, we will use words like “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” “designed,” “impact,” or the negative of any of those words or similar expressions to identify forward-looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but GM’s actual results may differ materially due to a variety of important factors. Among other items, such factors include: the ability of GM to realize production efficiencies, to achieve reductions in costs as a result of the turnaround restructuring and health care cost reductions and to implement capital expenditures at levels and times planned by management; the pace of product introductions; market acceptance of our new products; significant changes in the competitive environment and the effect of competition in our markets, including on our pricing policies; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt; changes in the existing, or the adoption of new laws, regulations, policies, or other activities of governments, agencies, and similar organizations where such actions may affect the production, licensing, distribution, or sale of our products, the cost thereof or applicable tax rates; costs and risks associated with litigation; the final results of investigations and inquiries by the SEC and other governmental agencies; changes in accounting principles, or their application or interpretation, and our ability to make estimates and the assumptions underlying the estimates, including the range of estimates for the Delphi pension benefit guarantees, which could result in an impact on earnings; negotiations and bankruptcy court actions with respect to Delphi’s obligations to GM, negotiations with respect to GM’s obligations under the pension benefit guarantees to Delphi employees, and GM’s ability to recover any indemnity claims against Delphi; labor strikes or work stoppages at GM or its key suppliers such as Delphi or financial difficulties at GM’s key suppliers such as Delphi; completion of the final settlement with the UAW and UAW retirees, including securing class certification in a form acceptable to GM, the UAW and class counsel; completion of the final settlement with the UAW and UAW retirees, including obtaining court approval in a form acceptable to GM, the UAW, and class counsel; treatment of the terms of the 2006 Settlement Agreement pursuant to the Retiree MOU in a manner acceptable to GM, the UAW and class counsel; GM’s completion of discussions with the Staff of the SEC regarding accounting treatment with respect to the New VEBA and the post-retirement medical benefits for the covered group as set forth in the Retiree MOU, on a basis reasonably satisfactory to GM; shortages of and price increases for fuel; factors affecting GMAC’s results of operations and financial conditions and changes in the residential mortgage market, especially in the nonprime sector; significant changes in the competitive environment and the effect of competition in GMAC’s markets, including on GMAC’s pricing policies; GMAC’s ability to maintain adequate financing sources; GMAC’s ability to maintain an appropriate level of debt; restrictions on the ability of GMAC’s residential mortgage subsidiary to pay dividends and prepay subordinated debt obligations to GMAC; changes in the residual value of off-lease vehicles; changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which GMAC’s mortgage subsidiaries operate; changes in GMAC’s contractual servicing rights; changes in the credit ratings of GMAC or GM; and changes in economic conditions, commodity prices, currency exc hange rates, or political stability in the markets in which we or GMAC operate.
The most recent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed by GM and GMAC provide information about these factors, which may be revised or supplemented in future reports to the SEC on those forms. The most recent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed by GM and GMAC provide information about these factors, which may be revised or supplemented in future reports to the SEC on those forms.
The most recent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed by GM and GMAC provide information about these factors, which may be revised or supplemented in future reports to the SEC on those forms.

2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008 Ray G. Young
Executive Vice President & CFO I ©2008 General Motors Corporation. All Rights Reserved 2

2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008
Agenda Q Key Focus Areas Q Perspectives on Key Investor Questions –U.S. Economy and Industry . .
–Liquidity in Face of Uncertain Market –Sustainability of Emerging Markets –Pathway to Structural Cost Targets
QMy Priorities ©2008 General Motors Corporation. All Rights Reserved 3

2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008
Key Focus Areas
Continue to execute great products Build strong brands and distribution channels Execute additional cost reduction initiatives
Emerging markets growth
Advanced propulsion leadership
Running the business globally
©2008 General Motors Corporation. All Rights Reserved

2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008 What is GM’s current view of the U.S. economy and industry for 2008?
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2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008
Current U.S. Economic Outlook Disappointing Factors Encouraging Factors Deepening housing Continued strength slump in exports Frozen credit markets Q Aggressive Fed actions Job creation decline Rapid fiscal policy
Energy/commodity response prices Strong non-financial — sector balance sheets ©2008 General Motors Corporation. All Rights Reserved 6

2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008
Current U.S. Industry Outlook Total industry expected to be in low 16 million unit range, down from 16.5 million last year .
Second half sales expected to improve Do not expect massive incentives or big push into fleet sales Mix and net price deterioration are a concern, but new GM products are doing well
©2008 General Motors Corporation. All Rights Reserved

2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008 U.S. Retail Industry Mix Trends Source: Polk
©2008 General Motors Corporation. All Rights Reserved

2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008 U.S. Retail Industry Mix Trends Source: Polk ©2008 General Motors Corporation. All Rights Reserved

2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008 U.S. Retail Industry Mix Trends Source: Polk
©2008 General Motors Corporation. All Rights Reserved 10

2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008
U.S. Retail Industry Mix Trends Source: Polk ©2008 General Motors Corporation. All Rights Reserved

2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008 U.S. Industry Average Transaction Price Trend Source: PIN, retail only
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2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008
U.S. Industry Average Transaction Price Trend Source: PIN, retail only
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2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008
Impact of Credit Environment Credit market situation continues to evolve, with total financial sector losses approaching $600B Banks continue to tighten lending standards in response Auto lending standards continue to tighten as well Impact to captive finance units much less pronounced
GM not yet impacted significantly by credit situation, but carefully monitoring follow-on impact to overall industry
©2008 General Motors Corporation. All Rights Reserved

2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008 Does GM have sufficient liquidity to weather a downturn?
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2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008
Managing Liquidity in a Downturn
At year-end 2007, liquidity of $27.3B and access . to about $7B of undrawn U.S. credit facilities . . Ahead of a downturn, liquidity target of $18-20B and access to $4-5B of committed credit lines
Confident of liquidity cushion through CY 2008
–Adequate to fund global automotive operations, $8B+ of capital expenditure and special attrition program QManagement actions totaling approximately $0.5B to mitigate liquidity downside . ©2008 General Motors Corporation. All Rights Reserved 16

2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008
Drivers of Liquidity Impact
One million unit downside in U.S. industry in . . 2008 would have negative liquidity impact estimated in the $2-3B range
– Contribution margin impact resulting from lower volumes and pressure on pricing – Negative impact to working capital – Assumes constant U.S. market share . .
Q GM able to fund both U.S. and global . . operations under such a scenario ©2008 General Motors Corporation. All Rights Reserved

2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008
Management Actions in a Downturn
Operating actions:
– Reduce manufacturing, commercial and
administrative spending
– Manage capital expenditures and product
development expenses
Liquidity enhancements: – Maximize available sources of liquidity — global cash pooling, credit lines, VEBA withdrawals – Opportunistically tap both domestic and overseas debt markets
©2008 General Motors Corporation. All Rights Reserved

2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008 Other Liquidity Considerations
GMAC/ResCap –GMAC liquidity remains at relatively high historical levels, andGM believes GMAC remains adequately capitalized –GM does not expect to be required to make cash injections into GMAC due to mortgage dislocation impact on ResCap Delphi
– Bankruptcy Court confirmed Plan of Reorganization in January
– Due to difficult market condit ions, Delphi re-launched exit - financing on March 11 including expanded GM participation
American Axle – No impact on deliveries to customers – Current full-size pickup and util — ity inventories of approximately 315k units and approximately 125k units, respectively
©2008 General Motors Corporation. All Rights Reserved

2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008 Is current performance in emerging markets sustainable?
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2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008
Historical Emerging Markets Performance Industry Sales Units (000s) 2002 2007 % Growth
China 3,370 8,470 151% Russia 1,210 2,710 124% Brazil 1,450 2,460 70% India 890 1,990 124% Other* 6,380 11,290 77%
Total Emerging 13,300 26,920 102% * Includes Mexico, Thailand, Turkey, South Africa, etc.
©2008 General Motors Corporation. All Rights Reserved 21

2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008
Strong Growth Continues in 2008 Jan/Feb2008 vs. Jan/Feb 2007 . GM O/(U) Industry GM Industry
China +18% +6% (12) p.p. . . Russia +36% +89% 53 p.p. . . Brazil +39% +53% 14 p.p. . . India +6% +63% 57 p.p. . . Other* +14% +15% 1 p.p. . .
Total Emerging +18% +21% 3.0 p.p. . . . * Includes Mexico, Thailand, Turkey, South Africa, etc. ©2008 General Motors Corporation. All Rights Reserved

2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008 Industry Outlook for Emerging Markets Industry Sales Units (000s) 2007 2012 Est. . % Growth
China 8,470 14,100 66% Russia 2,710 3,800 40% Brazil 2,460 2,900 18% India 1,990 3,700 86% Other* 11,290 13,500 20%
Total Emerging 26,920 38,000 41% * Includes Mexico, Thailand, Turkey, South Africa, etc. ©2008 General Motors Corporation. All Rights Reserved

2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008

GM Actions to Grow Assembly Capacity

- China
  - Work with JVs to add capacity, improve utilization at existing sites
  - Evaluating longer-term capacity increases
- Russia
  - St. Petersburg plant on-line late 2008; will explore additional greenfield capacity based on future market growth
  - Work with partners to increase capacity
- Brazil/Latin America
  - Maximize capacity utilization in Brazil and Argentina
  - Evaluate contract manufacturing additions to support Mercosur
- India
  - New mini-car plant on-line in Q4 2008; additional longer-term capacity expansion being evaluated

© 2008 General Motors Corporation. All Rights Reserved
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2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008
What is the pathway to GM’s long-term structural cost targets?
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2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008
Automotive Structural Cost As % of Revenue Structural Cost down to 23% of revenue by 2012
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2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008
Global Automotive Structural Cost Progress ©2008 General Motors Corporation. All Rights Reserved

2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008 Pathways to Structural Cost Targets Aggressive cost reductions in mature markets – $4-5B U.S. labor savings related to UAW contract — . . – Leverage attrition program to transition U.S. workforce . . – Continue to reduce headcount due to productivity gains Cost-efficient expansion in emerging markets – Continued manufacturing footprint shift to low-cost countries - – Leverage global architectures to rationalize engineering costs
–Rebalance product development resources to lower-cost, — higher-growth markets - Strong global focus on top line revenue growth
©2008 General Motors Corporation. All Rights Reserved

2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008 U.S. Hourly People Cost Trend
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2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008
Revenue and Structural Cost Strategies
Developed Markets Emerging Markets Maintain/Grow Aggressively Contribution revenue via strong grow volume Margin product and and revenue quality of share
Hold or grow Reduce Structural nominally to absolute Cost cost-efficiently cost levels support growth
©2008 General Motors Corporation. All Rights Reserved

2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008 What are your priorities as the new CFO at GM? ©2008 General Motors Corporation. All Rights Reserved

2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008 Priorities as GM CFO
Cash flow and liquidity focus Support GMNA turnaround Sustainable earnings power for GME Profitable growth in emerging markets Address risks related to Delphi, GMAC
Continue to strengthen financial reporting ©2008 General Motors Corporation. All Rights Reserved

2008 Morgan Stanley Global Auto Conference R. Young March 19, 2008 ©2008 General Motors Corporation. All Rights Reserved 33